EXHIBIT 32.1

CERTIFICATION PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of eBullion, Inc. (the “Registrant”) hereby certifies, to such officer’s knowledge, that:

(1)	the accompanying Quarterly Report on Form 10-Q of the Registrant for the quarter ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 16, 2016	By:	/s/ Kee Yuen Choi
	Name:	Kee Yuen Choi
	Title:	President and Chief Executive Officer
(Principal Executive Officer)